ING SERIES FUND, INC.

ING Money Market Fund

Brokerage Cash Reserves

(each a “Fund” and collectively “Funds”)

Supplement dated October 7, 2010

to ING Money Market Fund’s Class A, Class B, Class C,

Class I, and Class O Prospectus (“Prospectus”) and

Class A, Class B, Class C, Class I and Class O

Statement of Additional Information (“SAI”)

each dated July 30, 2010

and to Brokerage Cash Reserves’ Prospectus (“Prospectus”) and SAI

each dated July 30, 2010

Effective on or about October 7, 2010, each Fund’s Prospectus and SAI are hereby revised as follows:

1.	The first paragraph of the section entitled “Portfolio Holdings Information” found in the statutory section of each Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. No later than the fifth business day of each month the Fund will post a full list of the portfolio holdings on the ING Funds website as of the last business day of the previous month, and any items required by Rule 2a-7. The information will be available on the website for a period of not less than six months. The Fund may also post its complete or partial portfolio holdings on its website as of a specified date.

2.	The second paragraph of the section entitled “Disclosure of the Funds’ Portfolio Securities” found in each Fund’s SAI is hereby deleted in its entirety and replaced with the following:

In addition, no later than the fifth business day of each month the Fund will post a full list of the portfolio holdings on the ING Funds website as of the last business day of the previous month, and any items required by Rule 2a-7. The information will be available on the website for a period of not less than six months. The Fund may also post its complete or partial portfolio holdings on its website as of a specified date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE